Exhibit 10.3

EIGHTH AMENDMENT

THIS EIGHTH AMENDMENT (this “Amendment”) dated as of April 22, 2015 to the Credit Agreement referenced below is by and among ACADIA HEALTHCARE COMPANY, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to that certain Amended and Restated Credit Agreement dated as of December 31, 2012 (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to such modifications to the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Amendment to the Credit Agreement. The following definition in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Change of Control” means an event or series of events by which:

(a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding (i) any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan and (ii) the Sponsor and its Controlled Investment Affiliates) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all Equity Interests that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of thirty-five percent (35%) or more of the Equity Interests of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or

(b) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or

(c) the occurrence of a “Change of Control” (or any comparable term) under, and as defined in, any agreement, document or instrument governing or otherwise relating to any Senior Unsecured Indebtedness.

3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of executed counterparts of this Amendment properly executed by a Responsible Officer of each Loan Party, the Required Lenders and the Administrative Agent.

4. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

5. Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (b) no Default exists.

6. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

7. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment does not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

8. FATCA. Borrower hereby certifies to the Administrative Agent and the Lenders that the obligations of the Borrower set forth in the Credit Agreement, as modified by this Amendment, qualify as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). From and after the effective date of the Amendment, the Borrower shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related interest, penalties and expenses, including, without limitation, Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent’s treating, for purposes of determining withholding Taxes imposed under FATCA, the Loans as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). Notwithstanding the foregoing, the Borrower and the Administrative Agent shall treat the Tranche B Term Loan as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). The Borrower’s obligations hereunder shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all of the Obligations.

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9. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

10. Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

11. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Eighth Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	ACADIA HEALTHCARE COMPANY, INC., a Delaware corporation

By: /s/ Brent Turner Name: Brent Turner Title: President

GUARANTORS:

ABILENE BEHAVIORAL HEALTH, LLC,

a Delaware limited liability company

ABILENE HOLDING COMPANY, LLC, a Delaware limited liability company

ACADIA MANAGEMENT COMPANY, LLC,

a Delaware limited liability company

ACADIA MERGER SUB, LLC, a Delaware limited liability company

ACADIANA ADDICTION CENTER, LLC,

a Delaware limited liability company

ADVANCED TREATMENT SYSTEMS, INC., a Virginia corporation

ASCENT ACQUISITION, LLC, an Arkansas limited liability company

ASCENT ACQUISITION—CYPDC, LLC, an Arkansas limited liability company

ASCENT ACQUISITION—PSC, LLC, an Arkansas limited liability company

ASPEN EDUCATION GROUP, INC., a California corporation

ASPEN YOUTH, INC., a California corporation

ATS OF CECIL COUNTY, INC., a California corporation

ATS OF DELAWARE, INC., a Virginia corporation

ATS OF NORTH CAROLINA, INC., a Virginia corporation

AUSTIN BEHAVIORAL HOSPITAL, LLC,

a Delaware limited liability company

AUSTIN EATING DISORDERS PARTNERS, LLC, a Missouri limited liability company

BATON ROUGE TREATMENT CENTER, INC., a Louisiana corporation

BAYSIDE MARIN, INC., a Delaware corporation

BCA OF DETROIT, LLC, a Delaware limited liability company

BECKLEY TREATMENT CENTER, LLC, a West Virginia limited liability company

BEHAVIORAL CENTERS OF AMERICA, LLC,

a Delaware limited liability company

BGI OF BRANDYWINE, INC., a Virginia corporation

BOWLING GREEN INN OF PENSACOLA, INC., a Virginia corporation

BOWLING GREEN INN OF SOUTH DAKOTA, INC., a Virginia corporation

CALIFORNIA TREATMENT SERVICES, a California general partnership

CAPS OF VIRGINIA, INC., a Virginia corporation

CARTERSVILLE CENTER, INC., a Georgia corporation

By: /s/ Brent Turner Name: Brent Turner Title: Vice President and Assistant Secretary

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CASCADE BEHAVIORAL HOLDING COMPANY, LLC,

a Delaware limited liability company

CASCADE BEHAVIORAL HOSPITAL, LLC,

a Delaware limited liability company

CENTERPOINTE COMMUNITY BASED SERVICES, LLC,

an Indiana limited liability company

CHARLESTON TREATMENT CENTER, LLC, a West Virginia limited liability company

CLARKSBURG TREATMENT CENTER, LLC, a West Virginia limited

liability company

COMMODORE ACQUISITION SUB, LLC,

a Delaware limited liability company

COMPREHENSIVE ADDICTION PROGRAMS, INC., a Delaware corporation

CORAL HEALTH SERVICES, INC., a Wisconsin corporation

CRC ED TREATMENT, INC., a Delaware corporation

CRC HEALTH CORPORATION, a Delaware corporation

CRC HEALTH GROUP, INC., a Delaware corporation

CRC HEALTH OREGON, INC., an Oregon corporation

CRC HEALTH TENNESSEE, INC., a Tennessee corporation

CRC HOLDINGS, LLC, a Delaware corporation

CRC RECOVERY, INC., a Delaware corporation

CRC WEIGHT MANAGEMENT, INC., a Delaware corporation

CRC WISCONSIN RD, LLC, a Wisconsin limited liability company

CROSSROADS REGIONAL HOSPITAL, LLC,

a Delaware limited liability company

DELTA MEDICAL SERVICES, LLC, a Tennessee limited liability company

DETROIT BEHAVIORAL INSTITUTE, INC., a Massachusetts corporation

DMC-MEMPHIS, LLC, a Tennessee limited liability company

EAST INDIANA TREATMENT CENTER, LLC, an Indiana limited liability company

EVANSVILLE TREATMENT CENTER, LLC, an Indiana limited liability company

FOUR CIRCLES RECOVERY CENTER, LLC, a Delaware limited liability company

GALAX TREATMENT CENTER, INC., a Virginia corporation

GENERATIONS BH, LLC,

an Ohio limited liability company

GREENLEAF CENTER, LLC, a Delaware limited liability company

HABILITATION CENTER, LLC, an Arkansas limited liability company

HABIT HOLDINGS, INC., a Delaware corporation

HABIT OPCO, INC., a Delaware corporation

HERMITAGE BEHAVIORAL, LLC, a Delaware limited liability company

HMIH CEDAR CREST, LLC, a Delaware limited liability company

By: /s/ Brent Turner Name: Brent Turner Title: Vice President and Assistant Secretary

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HUNTINGTON TREATMENT CENTER, LLC, a West Virginia limited liability company

INDIANAPOLIS TREATMENT CENTER, LLC, an Indiana limited liability company

JAYCO ADMINISTRATION, INC., a Nevada corporation

KIDS BEHAVIORAL HEALTH OF MONTANA, INC., a Montana corporation

LAKELAND HOSPITAL ACQUISITION, LLC,

a Georgia limited liability company

MCCALLUM GROUP, LLC, a Missouri limited liability company

MCCALLUM PROPERTIES, LLC, a Missouri limited liability company

MILLCREEK SCHOOL OF ARKANSAS, LLC, an Arkansas limited liability company

MILLCREEK SCHOOLS, LLC, a Mississippi limited liability company

MILWAUKEE HEALTH SERVICES SYSTEM, a California general partnership

NATIONAL SPECIALITY CLINICS, LLC, a Delaware limited liability company

NORTHEAST BEHAVIORAL HEALTH, LLC,

a Delaware limited liability company

OHIO HOSPITAL FOR PSYCHIATRY, LLC,

an Ohio limited liability company

OPTIONS TREATMENT CENTER ACQUISITION CORPORATION,

an Indiana corporation

PARKERSBURG TREATMENT CENTER, LLC, a West Virginia limited

liability company

PARK ROYAL FEE OWNER, LLC, a Delaware limited liability company

PHC MEADOWWOOD, LLC, a Delaware limited liability company

PHC OF MICHIGAN, INC., a Massachusetts corporation

PHC OF NEVADA, INC., a Massachusetts corporation

PHC OF UTAH, INC., a Massachusetts corporation

PHC OF VIRGINIA, LLC, a Massachusetts limited liability company

PINEY RIDGE TREATMENT CENTER, LLC,

a Delaware limited liability company

PSYCHIATRIC RESOURCE PARTNERS, LLC,

a Delaware limited liability company

QUALITY ADDICTION MANAGEMENT, INC., a Wisconsin corporation

REBOUND BEHAVIORAL HEALTH, LLC,

a South Carolina limited liability company

RED RIVER HOLDING COMPANY, LLC,

a Delaware limited liability company

RED RIVER HOSPITAL, LLC, a Delaware limited liability company

REHABILITATION CENTERS, LLC, a Mississippi limited liability company

RESOLUTE ACQUISITION CORPORATION, an Indiana corporation

By: /s/ Brent Turner Name: Brent Turner Title: Vice President and Assistant Secretary

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RICHMOND TREATMENT CENTER, LLC, an Indiana limited liability company

RIVERVIEW BEHAVIORAL HEALTH, LLC,

a Texas limited liability company

RIVERWOODS BEHAVIORAL HEALTH, LLC,

a Delaware limited liability company

ROLLING HILLS HOSPITAL, LLC, an Oklahoma limited liability company

RTC RESOURCE ACQUISITION CORPORATION, an Indiana corporation

SAN DIEGO HEALTH ALLIANCE, a California corporation

SAN DIEGO TREATMENT SERVICES, a California general partnership

SEVEN HILLS HOSPITAL, INC., a Delaware corporation

SHAKER CLINIC, LLC, an Ohio limited liability company

SHELTERED LIVING INCORPORATED, a Texas corporation

SIERRA TUCSON INC., a Delaware corporation

SKYWAY HOUSE, LLC, a Delaware limited liability company

SOBER LIVING BY THE SEA, INC., a California corporation

SONORA BEHAVIORAL HEALTH HOSPITAL, LLC,

a Delaware limited liability company

SOUTHERN INDIANA TREATMENT CENTER, LLC, an Indiana limited liability company

SOUTHWESTERN CHILDREN’S HEALTH SERVICES, INC.,

an Arizona corporation

SOUTHWOOD PSYCHIATRIC HOSPITAL, LLC,

a Pennsylvania limited liability company

STRUCTURE HOUSE, LLC, a Delaware limited liability company

SUCCESS ACQUISITION, LLC,

an Indiana limited liability company

SUWS OF THE CAROLINAS, INC., a Delaware corporation

TALISMAN ACADEMY, LLC, a Delaware corporation

TEN LAKES CENTER, LLC, an Ohio limited liability company

TEXARKANA BEHAVIORAL ASSOCIATES, L.C.,

a Texas limited liability company

THE CAMP RECOVERY CENTERS, L.P., a California limited partnership

TK BEHAVIORAL, LLC, a Delaware limited liability company

TK BEHAVIORAL HOLDING COMPANY, LLC,

a Delaware limited liability company

TRANSCULTURAL HEALTH DEVELOPMENT, INC., a California corporation

TREATMENT ASSOCIATES, INC., a California corporation

VALLEY BEHAVIORAL HEALTH SYSTEM, LLC,

a Delaware limited liability company

VERMILION HOSPITAL, LLC, a Delaware limited liability company

VILLAGE BEHAVIORAL HEALTH, LLC,

a Delaware limited liability company

By: /s/ Brent Turner Name: Brent Turner Title: Vice President and Assistant Secretary

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VIRGINIA TREATMENT CENTER, INC., a Virginia corporation

VISTA BEHAVIORAL HOLDING COMPANY, LLC, a Delaware limited liability company

VISTA BEHAVIORAL HOSPITAL, LLC, a Delaware limited liability company

VOLUNTEER TREATMENT CENTER, INC., a Tennessee corporation

WCHS, INC., a California corporation

WEBSTER WELLNESS PROFESSIONALS, LLC, a Missouri limited liability company

WELLPLACE, INC., a Massachusetts corporation

WHEELING TREATMENT CENTER, LLC, a West Virginia limited liability company

WHITE DEER REALTY, LTD., a Pennsylvania corporation

WHITE DEER RUN, INC., a Pennsylvania corporation

WICHITA TREATMENT CENTER INC., a Kansas corporation

WILLIAMSON TREATMENT CENTER, LLC, a West Virginia limited liability company

WILMINGTON TREATMENT CENTER, INC., a Virginia corporation

YOUTH AND FAMILY CENTERED SERVICES OF NEW MEXICO, INC.,

a New Mexico corporation

YOUTH CARE OF UTAH, INC., a Delaware corporation

By: /s/ Brent Turner

Name: Brent Turner

Title: Vice President and Assistant Secretary

TEN BROECK TAMPA, LLC, a Florida limited liability company

THE REFUGE, A HEALING PLACE, LLC, a Florida limited liability company

By: /s/ Brent Turner Name: Brent Turner Title: President

[SIGNATURE PAGES CONTINUE]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Linda Lov Name: Linda Lov Title: AVP

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Suzanne B. Smith Name: Suzanne B. Smith Title: SVP

FIFTH THIRD BANK

By: /s/ Thomas Avery Name: Thomas Avery Title: Relationship Manager

CITIBANK, N.A.

By: /s/ Alvaro De Velasco Name: Alvaro De Velasco Title: Vice President

ROYAL BANK OF CANADA

By: /s/ Diana Lee Name: Diana Lee Title: Authorized Signatory

REGIONS BANK

By: /s/ Peter D. Little Name: Peter D. Little Title: Vice President

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CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: /s/ Jeff Ferrell Name: Jeff Ferrell Title: Managing Director

By: /s/ Amy Trapp Name: Amy Trapp Title: Managing Director

MUFG UNION BANK, N.A.

By: /s/ Sarah Willett Name: Sarah Willett Title: Director

UBS AG, STAMFORD BRANCH

By: /s/ Kenneth Chin Name: Kenneth Chin Title: Director

By: /s/ Houssem Daly Name: Houssem Daly Title: Associate Director

RAYMOND JAMES BANK, N.A.

By: /s/ Alexander L. Rody Name: Alexander L. Rody Title: Senior Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ Danielle Katz Name: Danielle Katz Title: Duly Authorized Signatory

GE CAPITAL BANK (f/k/a GE CAPITAL FINANCIAL INC.)

By: /s/ Paul Sleet Name: Paul Sleet Title: Duly Authorized Signatory

CADENCE BANK, N.A.

By: /s/ William H. Crawford Name: William H. Crawford Title: EVP

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CAPITAL ONE, N.A.

By: /s/ Ali Zaidi Name: Ali Zaidi Title: Authorized Signatory

BANK OF MONTREAL

By: Name: Title:

PINNACLE BANK

By: /s/ Allison H. Jones Name: Allison H. Jones Title: Senior Vice President

FIRST TENNESSEE BANK

By: /s/ Cathy Wind Name: Cathy Wind Title: SVP

CAPITAL BANK N.A.

By: /s/ Nathan Hall Name: Nathan Hall Title: VP

CAPSTAR BANK

By: /s/ Timothy B. Fouts Name: Timothy B. Fouts Title: SVP

DEUTSCHE BANK AG NEW YORK BRANCH

By: Name: Title:

AVENUE BANK

By: /s/ Carol S. Titus Name: Carol S. Titus Title: Senior Vice President

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WELLS FARGO PRINCIPAL LENDING, LLC

By: Name: Title:

JEFFERIES FINANCE LLC

By: /s/ J. Paul McDonnell Name: J. Paul McDonnell Title: Managing Director

JFIN CLO 2007 LTD.

BY: Apex Credit Partners, as Collateral Manager

By: /s/ Stephen Goetschius Name: Stephen Goetschius Title: Managing Director

JFIN CLO 2014-II LTD.

BY: Apex Credit Partners, as Portfolio Manager

By: /s/ Stephen Goetschius Name: Stephen Goetschius Title: Managing Director

JFIN CLO 2014 LTD.

BY: Apex Credit Partners, as Portfolio Manager

By: /s/ Stephen Goetschius Name: Stephen Goetschius Title: Managing Director

JFIN CLO 2012 LTD.

BY: Apex Credit Partners, as Portfolio Manager

By: /s/ Stephen Goetschius Name: Stephen Goetschius Title: Managing Director

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JFIN FUND IV 2014 LLC

BY: Apex Credit Partners, as Portfolio Manager

By: /s/ Stephen Goetschius Name: Stephen Goetschius Title: Managing Director

JFIN CLO 2013 LTD.

BY: Apex Credit Partners, as Portfolio Manager

By: /s/ Stephen Goetschius Name: Stephen Goetschius Title: Managing Director

Venture XVII CLO Limited

BY: its investment advisor, MJX Asset Management, LLC

By: /s/ Kenneth Ostmann Name: Kenneth Ostmann Title: Managing Director

Venture XVIII CLO, Limited

BY: its investment advisor, MJX Asset Management, LLC

By: /s/ Kenneth Ostmann Name: Kenneth Ostmann Title: Managing Director

Venture XIV CLO, Limited

BY: its investment advisor, MJX Asset Management, LLC

By: /s/ Kenneth Ostmann Name: Kenneth Ostmann Title: Managing Director

Venture XVI CLO, Limited

BY: its investment advisor, MJX Asset Management, LLC

By: /s/ Kenneth Ostmann Name: Kenneth Ostmann Title: Managing Director

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Venture XIX CLO, Limited

BY: its investment advisor, MJX Asset Management, LLC

By: /s/ Kenneth Ostmann Name: Kenneth Ostmann Title: Managing Director

Venture XX CLO, Limited

BY: its investment advisor, MJX Asset Management, LLC

By: /s/ Kenneth Ostmann Name: Kenneth Ostmann Title: Managing Director

Venture XV CLO, Limited

BY: its investment advisor, MJX Asset Management, LLC

By: /s/ Kenneth Ostmann Name: Kenneth Ostmann Title: Managing Director

FirstEnergy System Master Retirement Trust

BY: Sankaty Advisors, LLC as Investment Adviser and Manager

By: /s/ Andrew Viens Name: Andrew Viens Title: Sr. Vice President of Operations

Google Inc.

BY: Sankaty Advisors, LLC as Investment Adviser and Manager

By: /s/ Andrew Viens Name: Andrew Viens Title: Sr. Vice President of Operations

Race Point IX CLO, Limited

BY: Sankaty Advisors, LLC as Portfolio Manager

By: /s/ Andrew Viens Name: Andrew Viens Title: Document Control Team

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Race Point VII CLO, Limited

BY: Sankaty Advisors, LLC as Portfolio Manager

By: /s/ Andrew Viens Name: Andrew Viens Title: Sr. Vice President of Operations

Race Point VIII CLO, Limited

BY: Sankaty Advisors, LLC as Portfolio Manager

By: /s/ Andrew Viens Name: Andrew Viens Title: Sr. Vice President of Operations

San Francisco City and County Employees’ Retirement System

BY: Sankaty Advisors, LLC as Investment Manager

By: /s/ Andrew Viens Name: Andrew Viens Title: Sr. Vice President of Operations

Sunsuper Pooled Superannuation Trust

BY: Sankaty Advisors, LLC, Manager

By: /s/ Andrew Viens Name: Andrew Viens Title: Sr. Vice President of Operations

ICG US CLO 2014-3, Ltd.

By: /s/ Seth Katzenstein Name: Seth Katzenstein Title: Authorized Signatory

ICG US CLO 2014-2, Ltd

By: /s/ Seth Katzenstein Name: Seth Katzenstein Title: Authorized Signatory

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THL Credit Wind River 2014-3 CLO Ltd.

BY: THL Credit Senior Loan Strategies LLC, as Manager

By: /s/ Kathleen Zarn Name: Kathleen Zarn Title: Managing Director

OHA Credit Partners XI, LTD.

BY: Oak Hill Advisors, L.P., as Warehouse Portfolio Manager

By: /s/ Glenn August Name: Glenn August Title: M

OHA Credit Partners VI, LTD.

BY: Oak Hill Advisors, L.P., as its portfolio manager

By: /s/ Glenn August Name: Glenn August Title: Authorized Signatory

OHA Credit Partners VII, LTD.

BY: Oak Hill Advisors, L.P., as Portfolio Manager

By: /s/ Glenn August Name: Glenn August Title: Authorized Signatory

OHA Credit Partners X, LTD.

BY: Oak Hill Advisors, L.P., as Portfolio Manager

By: /s/ Glenn August Name: Glenn August Title: Authorized Signatory

OHA Loan Funding 2014-1, LLC

BY: Oak Hill Advisors, L.P., as Portfolio Manager

By: /s/ Glenn August Name: Glenn August Title: Authorized Signatory

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OHA Loan Funding 2015-1, LTD.

BY: Oak Hill Advisors, L.P., as Portfolio Manager

By: /s/ Glenn August Name: Glenn August Title: Authorized Signatory

OZLM XI, Ltd.

BY: Och-Ziff Loan Management LP, its collateral manager

BY: Och-Ziff Loan Management LLC, its general partner

By: /s/ Joel Frank Name: Joel Frank Title: Chief Financial Officer

OZLM XII, Ltd.

BY: Och-Ziff Loan Management LP, its collateral manager

BY: Och-Ziff Loan Management LLC, its general partner

By: /s/ Joel Frank Name: Joel Frank Title: Chief Financial Officer

OZLM Funding, Ltd.

BY: Och-Ziff Loan Management LP, its collateral manager

BY: Och-Ziff Loan Management LLC, its general partner

By: /s/ Joel Frank Name: Joel Frank Title: Chief Financial Officer

OZLM Funding II, Ltd.

BY: Och-Ziff Loan Management LP, its collateral manager

BY: Och-Ziff Loan Management LLC, its general partner

By: /s/ Joel Frank Name: Joel Frank Title: Chief Financial Officer

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Mountain View CLO 2014-1 Ltd.

BY: Seiz Investment Advisors LLC, as Collateral Manager

By: /s/ George Goudelias Name: George Goudelias Title: Managing Director

Castle Hill IV CLO, Limited

By: /s/ Andrew Viens Name: Andrew Viens Title: Document Control Team

Avery Point II CLO, Limited

BY: Sankaty Advisors, LLC, as Portfolio Manager

By: /s/ Andrew S. Viens Name: Andrew S. Viens Title: Sr. Vice President of Operations

Aon Hewitt Group Trust—High Yield Plus Bond Fund

BY: Sankaty Advisors, LLC as Manager

By: /s/ Andrew Viens Name: Andrew Viens Title: Sr. Vice President of Operations

Lake Loan Funding LLC

BY: Citibank, N.A.

By: /s/ Lauri Pool Name: Lauri Pool Title: Associate Director